EXHIBIT 10.1

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (the “Amendment”) is made as of this 19th day of June, 2020, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation, SPH GROUP HOLDINGS LLC, a Delaware limited liability company, STEEL EXCEL INC., a Delaware corporation, API AMERICAS INC., a Delaware corporation, IGO, INC., a Delaware corporation (collectively, the “US Borrowers” and each individually, a “US Borrower”), CEDAR 2015 LIMITED, a private limited company incorporated in England and Wales (“UK Borrower” and together with US Borrowers, the “Borrowers” and each individually, a “Borrower”), each of the Guarantors listed on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”) and collectively with Borrowers, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions which are named on the signature pages hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.On November 14, 2017, the Borrowers, Guarantors, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, most recently by this Amendment, the “Credit Agreement”). All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.The Loan Parties have requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth in this Amendment, to amend certain terms and provisions of the Credit Agreement.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.Amendments to Credit Agreement. On the Effective Date (defined below):

a.the following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

Consigned Precious Metal shall mean the gold, silver, platinum and palladium delivered by the Precious Metal Consignor to Luca s Milhaupt, Inc. and held by Lucas Milhaupt, Inc. on consignment pursuant to the terms of the applicable Consignment Agreement.

Consigned Precious Metal Indebtedness shall mean, without duplication, the sum of (x) the aggregate amount owing from time to time, by Lucas Milhaupt, Inc. and/or Borrowers to the Precious Metal Consignor in conjunction with, or related to, the Precious Metal Consignment Arrangement and (y) the Dollar Value based on the Benchmark Value (each term as defined in the applicable Consignment Agreement (or, if such terms do not appear in the applicable Consignment Agreement, the equivalent terms appearing therein) of the Consigned Precious Metal, as determined from time to time.

b.Subsection (x) of the definition of Permitted Liens is hereby amended and restated in its entirety as follows:

(x) the Liens of the Precious Metal Consignor in the Consigned Precious Metal consigned by the Precious Metal Consignor to Lucas Milhaupt, Inc. in accordance with the Precious Metal Consignment Arrangement;

c.the following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

BMO shall mean Bank of Montreal.

Consignment Agreement shall mean, as the case may be (i) that certain Precious Metals Master Consignment Agreement, dated as of the Sixth Amendment Date, by and among BMO, as consignor, and Lucas Milhaupt, Inc., as consignee or (ii) any other similar precious metals consignment agreement as approved by Administrative Agent in its reasonable discretion, each as may be amended, restated, supplemented or modified from time to time with the prior written consent of Administrative Agent.

Intercreditor Letter Agreement shall mean, as the case may be (i) that certain intercreditor letter agreement by and among BMO and Administrative Agent dated as of the Sixth Amendment Date or (ii) any other similar intercreditor letter agreement by and among the applicable Precious Metal Consign or and Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent and each as may be amended, restated, supplemented or modified from time to time with the prior written consent of Administrative Agent.

Precious Metal Consignment Arrangement shall mean the consignment arrangement established by the applicable Precious Metal Consignor, as consignor, with Lucas Milhaupt, Inc., as consignee, pursuant to the applicable Consignment Agreement and in accordance with the applicable Intercreditor Letter Agreement pursuant to which, inter alia, the applicable Precious Metal Consignor, in its capacity as a Precious Metal Consignor, is granted Liens on the Consigned Precious Metal and the proceeds thereof, such Liens being subject to the terms of the applicable Intercreditor Letter Agreement and such other documentation in form and substance reasonably satisfactory to the Administrative Agent.

Precious Metal Consignor shall mean BMO or any other precious metal consignor acceptable to Administrative Agent in its reasonable discretion.

Sixth Amendment Date shall mean June 19, 2020.

d.The definitions of Scotiabank and Scotiabank Precious Metal Consignment Arrangement in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

e.Subsection (vi) of Section 8.3.4.7 is amended by replacing the word “Scotiabank” with the word “the Precious Metal Consignor” .

2.Representations and Warranties. Each Loan Party hereby:

a.reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Loan Documents and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

b.reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

c.represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Loan Documents;

d.represents and warrants that since December 31, 2019, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

e.represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment, and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

f.represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3.Confirmation of Indebtedness. Loan Parties confirm and acknowledge that as of the close of business on May 8, 2020, Borrowers were indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $446,660,737.04 for the Revolving Credit Loans and $187,500,000.00 for the Term Loans, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

4.Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship (US Guarantied Obligations) and the Continuing Agreement of Guaranty and Suretyship (UK Obligations), both dated November 14, 2017, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents.

5.Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

a.Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

b.Administrative Agent shall have received the fully-executed Precious Metals Master Consignment Agreement, dated as of the date hereof, by and among BMO, as consignor, and Lucas Milhaupt, Inc., as consignee, together with any other documents, instruments and agreements executed in connection therewith;

c.Administrative Agent shall have received the fully-executed Intercreditor Letter Agreement, dated as of the date hereof, by and among BMO and Administrative Agent;

d.Payment of the fees and expenses described Section 6 below incurred through the Effective Date;

e.After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing;

f.The representations and warranties set forth herein must be true and correct in all material respects; and

g.Execution and/or delivery of all other agreements, instruments and documents requested by Administrative Agent to effectuate and implement the terms hereof.

6.Payment of Expenses. Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

7.Reaffirmation of the Loan Documents. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the other Loan Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

8.Release. As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the other Loan Documents, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

9.Miscellaneous.

a.No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

b.The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

c.No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

d.The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

e.This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:     US BORROWERS
SPH GROUP HOLDINGS LLC
By: Steel Partners Holdings GP Inc., its Manager

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

STEEL EXCEL INC.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Vice President & Chief Financial Officer

API AMERICAS INC.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

HANDY & HARMAN GROUP LTD.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Senior Vice President

IGO, INC.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

UK BORROWER
CEDAR 2015 LIMITED

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Director

GUARANTORS:   STEEL PARTNERS HOLDINGS L.P.
By: Steel Partners Holdings GP Inc., its General Partner

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

SPH GROUP LLC
By: Steel Partners Holdings GP Inc., its Managing Member

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

WEBFINANCIAL HOLDING LLC
By: WebFinancial Holding Corporation, its Managing Member

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

DGT HOLDINGS CORP.
STEEL SERVICES LTD.
WEBFINANCIAL HOLDING CORPORATION

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

WEBBANK HOLDING CORP.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

BAIRNCO, LLC
BASIN WELL LOGGING WIRELINE SERVICE INC.
BLACK HAWK ENERGY SERVICES LTD.
HANDY & HARMAN
HANDY & HARMAN ELECTRONIC
MATERIALS CORPORATION
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN OF CANADA, LIMITED
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
JPS COMPOSITE MATERIALS CORP.
JPS INDUSTRIES HOLDINGS LLC
KASCO, LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MEX HOLDINGS LLC
MTE CORPORATION
OMG, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
ROGUE PRESSURE SERVICES LTD.
SL DELAWARE HOLDINGS, INC.
SL INDUSTRIES, INC.
SL MONTEVIDEO TECHNOLOGY, INC.

SL POWER ELECTRONICS CORPORATION
SLMTI DS LLC
STEEL ENERGY SERVICES LTD.
SUN WELL SERVICE, INC.
WHX CS CORP.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Senior Vice President

BASEBALL HEAVEN INC.
STEEL SPORTS INC.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Vice President

API (USA) HOLDINGS LTD.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

ATLANTIC SERVICE COMPANY, LIMITED

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Treasurer

Dunmore International Corp.

By: /s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Treasurer